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                                                                       EXECUTION

                      LIMITED WAIVER AND CONSENT REGARDING
       EXCHANGE OF ASSETS OF KCOY-TV AND KKTV AND COMPENSATION OF BENEDEK

               This LIMITED WAIVER AND CONSENT (this "Waiver") is dated as of December 31, 1998 and entered into by and among BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation ("BCC"), BENEDEK BROADCASTING CORPORATION, a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof (each individually referred to herein as a "Lender" and collectively as "Lenders") and BANKERS TRUST COMPANY ("BTCo"), as agent for Lenders (in such capacity, "Agent"), and solely with respect to Sections 3 and 7 hereof, Benedek License Corporation, a Delaware corporation ("License Sub"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of December 17, 1997, by and among BCC, the Company, Lenders and Agent, as amended by that certain Limited Waiver and First Amendment to Credit Agreement, dated as of May 6, 1998, by and among BCC, the Company, the financial institutions listed on the signature pages thereof as Lenders and Agent, and solely with respect to Section 5 thereof, License Sub, and that certain Second Amendment to Credit Agreement dated as of October 31, 1998, by and among BCC, the Company, the financial institutions listed on the signature pages thereof as Lenders and Agent, and solely with respect to Sections 3 and 4 thereof, Philip
A. Jones, solely in his capacity as Trustee under The WMTV Trust, a Wisconsin Trust created pursuant to a Trust Agreement dated as of September 21, 1998 (the "Trustee"), and WMTV License Co., LLC, a Delaware limited liability company ("WMTV License Co.") and License Sub (such Amended and Restated Credit Agreement, as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

               WHEREAS, the Lenders and the Company desire to waive certain requirements in subsections 2.5B, 6.3, 6.7 and 6.11 to allow the Company to: (i) acquire the television broadcast assets of KKTV, Colorado Springs, Colorado ("KKTV") from the AK Media Group, Inc. ("AK Media") in exchange for the assets of KCOY-TV, Santa Maria, California ("KCOY") and a cash payment of $9,000,000 (the "KKTV Acquisition"), pursuant to that certain Exchange Agreement dated as of December 31, 1998, by and between the Company and AK Media (such Exchange Agreement, together with all other material documents, agreements or instruments to be delivered under, pursuant to or in connection therewith, the "Exchange Agreement"); (ii) pursuant to the Exchange Agreement, to enter into with AK Media (a) that certain KCOY Time Brokerage Agreement dated as of December 31, 1998 (such KCOY Time Brokerage Agreement, together with all other material documents, agreements or instruments to be delivered under, pursuant to or in connection therewith, the "KCOY LMA"), that would grant AK Media a presence at and certain approval rights regarding KCOY and (b) that certain KKTV Time Brokerage Agreement dated as of December 31, 1998 (such KKTV Local Marketing Agreement,








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together with all other material documents, agreements or instruments to be delivered under, pursuant to or in connection therewith, the "KKTV LMA"), that would grant the Company a presence at and certain approval rights regarding KKTV; and (iii) permit the Company to pay part of the compensation permitted to be paid to Benedek under the Credit Agreement through loans rather than cash;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

               Section 1.  WAIVERS AND CONSENTS

               1.1 Waivers and Consents Relating to the KKTV Acquisition. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company herein contained, the Lenders hereby (i) consent to the KKTV Acquisition and the Company entering into the Exchange Agreement, the KKTV LMA and the KCOY LMA and (ii) waive compliance with certain provisions of subsections 2.5B and 6.7 of the Credit Agreement in connection with the KKTV Acquisition as follows:

              A. Use of Proceeds of Revolving Loans. The Lenders hereby waive compliance with the provisions of subsection 2.5B of the Credit Agreement to the extent, and only to the extent, necessary to allow the Company to use the proceeds of Revolving Loans to make cash payments of up to $9,000,000 to AK Media in connection with the KKTV Acquisition; provided, however, that any such payments shall be made by the Company pursuant to the express terms of the Exchange Agreement on or before the date of the closing of the KKTV Acquisition (such date, the "KKTV Acquisition Closing Date").

              B. Restrictions on LMAs. The Lenders hereby waive the restriction contained in subsection 6.7 of the Credit Agreement prohibiting the Company from entering into any LMAs other than Permitted LMAs and Third Party Permitted LMAs to the extent, and only to the extent, necessary to allow the Company to enter into the KKTV LMA and the KCOY LMA; provided, however, that for purposes of determining, pursuant to the Credit Agreement, net income and Consolidated Adjusted EBITDA (without duplication) amounts received under or pursuant to the KKTV LMA or the KCOY LMA shall only be included as net income or Consolidated Adjusted EBITDA, as the case may be, to the extent such amounts are fully received and unconditionally retained for the Company's account; provided, further, that within 30 (thirty) days of the Effective Date (as hereinafter defined), Trustee and WMTV License Co. will execute and deliver an acknowledgement and consent similar in substance to Sections 3 and 7 herein and otherwise satisfactory to Agent.

              C. Restrictions on Swaps or Exchanges of Owned Television Stations. The Lenders hereby waive the requirement in subsection 6.7(x) of the Credit Agreement that neither BCC nor any of its Subsidiaries shall incur any Indebtedness in connection with a swap or exchange of Owned Television Station Asset Groups for one or more other Television Station Asset Groups in order to finance such swap or exchange (other than

                                       2








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       certain Indebtedness assumed by the Company in connection with such swap or exchange that was incurred by the Person with whom such Owned Television Asset Groups were swapped or exchanged) to the extent, and only to the extent, necessary to allow the Company to use the proceeds of Revolving Loans to finance the payment of up to $9,000,000 to AK Media in connection with the KKTV Acquisition; provided, however, that any such payments shall be made by the Company pursuant to the express terms of the Exchange Agreement on or before the KKTV Acquisition Closing Date; provided, further, that all other requirements set forth in subsection 6.7(x) of the Credit Agreement shall be complied with in connection with the KKTV Acquisition; provided, further, that after the Effective Date, the Company may only make Permitted Acquisitions pursuant to subsection 6.7(xi) of the Credit Agreement with an aggregate purchase price less than or equal to $16,000,000.

               1.2 Waivers Relating to Payment of Compensation to Benedek. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company herein contained, Lenders hereby waive compliance with the provisions of subsections 6.3 and 6.11 of the Credit Agreement to the extent, and only to the extent, necessary to permit the Company to make loans to Benedek in each Fiscal Year (such Fiscal Year, the "current Fiscal Year") in an aggregate dollar amount not exceeding an amount equal to (x) 110% of the Compensation Limit for the prior Fiscal Year minus (y) all cash payments made to Benedek pursuant to subsection 6.11 of the Credit Agreement in the current Fiscal Year; provided, however, that, notwithstanding anything to the contrary contained herein, the sum of (x) the aggregate amount of cash compensation paid to Benedek pursuant to subsection 6.11 during any Fiscal Year plus (y) such loans made to Benedek during such Fiscal Year shall not in any such Fiscal Year exceed 110% of the Compensation Limit for the prior Fiscal Year; provided, further, that all such loans shall be included as "cash compensation" in any calculation of the Unutilized Compensation Amount under the Credit Agreement.

               Section 2.  LIMITATION OF WAIVER

               Without limiting the generality of the provisions of subsection
9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by the Company with the provisions of subsections 2.5B, 6.3, 6.7 and 6.11 of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

               (a) constitute a waiver of compliance by the Company with respect to (i) subsections 2.5B, 6.3, 6.7 or 6.7 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the KKTV Acquisition, any payment or loans to Benedek or otherwise); or

               (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under

                                       3








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               or in connection with the Credit Agreement or any other
               instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

 Section 3.  ACKNOWLEDGEMENT AND CONSENT REGARDING RELATED AGREEMENTS

        The Lenders, Company, BCC and License Sub hereby expressly acknowledge and agree that the Exchange Agreement, the KCOY LMA and the KKTV LMA shall be considered "Related Agreements" for all purposes under the Credit Agreement and any other Loan Document.

Section 4.  REPRESENTATIONS AND WARRANTIES

               In order to induce Lenders to enter into this Waiver, each of BCC and the Company hereby represents and warrants that after giving effect to this
Waiver:

               (a) as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

               (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

               (c) as of the date hereof, each of the BCC and the Company has performed all agreements to be performed on its part as set forth in the Credit Agreement;

               (d) the Company and BCC have all requisite corporate power and authority to enter into this Waiver, to consummate the transactions contemplated by this Waiver and the transactions contemplated by, and perform its obligations under, the Credit Agreement;

               (e) the execution of this Waiver, and the consummation of the transactions contemplated by this Waiver, have been duly authorized by all necessary corporate action on the part of the Company and BCC; and

               (f) the execution and delivery by Company and BCC of this Waiver, and the consummation of the transactions contemplated by this Waiver by the Company and BCC, does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company, BCC or any of their respective Subsidiaries, any constating documents of the Company, BCC or any order, judgment or decree of any court or other agency of government binding on

                                       4








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               the Company, BCC or any or their respective Subsidiaries, (ii)
               conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company, BCC or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company, BCC or any of their respective Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company, BCC or any of their respective Subsidiaries.

Section 5.  COUNTERPARTS; EFFECTIVENESS

               This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective upon (i) the execution of a counterpart hereof by BCC, the Company, License Sub, and Requisite Lenders and receipt by the Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) Agent's acknowledgement that the Exchange Agreement, the KKTV LMA and the KCOY LMA are in form and substance satisfactory to Agent in its sole discretion (the date of satisfaction of both such conditions being referred to herein as the "Effective Date").

               Section 6.  GOVERNING LAW

               THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               Section 7.  ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

               Each of BCC and License Sub hereby acknowledges that it has read this Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

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               IN WITNESS WHEREOF, the parties hereto have caused this
Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    BCC:

                                   BENEDEK COMMUNICATIONS CORPORATION

                                   By:  /s/
                                       ------------------------------------
                                       Name:
                                       Title:

                                   COMPANY:

                                   BENEDEK BROADCASTING CORPORATION

                                   By:  /s/
                                       -------------------------------------
                                       Name:
                                       Title:

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ACKNOWLEDGED AND CONSENTED
TO AS OF DECEMBER 31, 1998:

BENEDEK LICENSE CORPORATION

By: /s/
    ----------------------------------
    Name:
    Title:

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LENDERS:

                                      BANKERS TRUST COMPANY,
                                      individually and as Agent

                                      By: /s/
                                          --------------------------------
                                          Name:
                                          Title:

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                                     PILGRIM RATE TRUST
                                     By: PILGRIM INVESTMENTS, INC.,
                                         as its Investment Manager

                                     By: /s/
                                         -------------------------------
                                         Name:
                                         Title:

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                                      KZH III LLC

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      THE NORTHWESTERN MUTUAL LIFE
                                      INSURANCE COMPANY

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:

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                                     SENIOR DEBT PORTFOLIO
                                     By: BOSTON MANAGEMENT AND
                                         RESEARCH, as Investment Advisor

                                     By: /s/
                                         -------------------------------
                                         Name:
                                         Title:

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                                     CANADIAN IMPERIAL BANK OF COMMERCE

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      MASSACHUSETTS MUTUAL LIFE
                                      INSURANCE COMPANY

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      STRATA FUNDING LTD.

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:

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                                      MORGAN STANLEY SENIOR FUNDING, INC.

                                      By:
                                          -------------------------------
                                          Name:
                                          Title:

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                                      HARVARD MANAGEMENT COMPANY INC.

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      VAN KAMPEN PRIME RATE INCOME TRUST

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      VAN KAMPEN CLO I, LIMITED
                                      By: VAN KAMPEN MANAGEMENT INC.,
                                          as Collateral Manager

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      KZH LANGDALE LLC

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      EATON VANCE SENIOR INCOME TRUST
                                      By:  EATON VANCE MANAGEMENT,
                                           as Investment Advisor

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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                                      MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.

                                      By: /s/
                                          -------------------------------
                                          Name:
                                          Title:

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